UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2024

GXO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40470	86-2098312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two American Lane, Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 489-1287

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2024, GXO Logistics, Inc. (the “Company”) announced that Malcolm Wilson will retire as Chief Executive Officer (“CEO”) and director of the Company in 2025. Mr. Wilson will continue to lead the Company during the executive search process as CEO and director of the Company until his departure.

Subject to Mr. Wilson’s entry into a settlement agreement with the Company that includes a waiver and release of claims, and acknowledgment of his continuing obligations under his Service Agreement with the Company, (i) Mr. Wilson will receive (a) all severance payments due to him under the Company’s Severance Plan, and (b) three additional payments of $1,000,000 on each of the first three anniversaries of his termination date, subject to Mr. Wilson’s not having competed with the Company or any of its subsidiaries or affiliates prior to each such payment date; and (ii) Mr. Wilson’s outstanding Company service-based restricted stock units and performance-based restricted stock units (to the extent earned based on actual performance) will be subject to pro-rated vesting through the termination date in accordance with their terms.  The settlement agreement will further provide that a number of shares of Company common stock received upon settlement of such awards with an aggregate value of $1,000,000 will be subject to a lock-up on sales, offers, pledges, as well as any other transfers or dispositions, directly or indirectly, through December 3, 2026; Mr. Wilson will agree to make himself available in his CEO capacity, as requested by the Company or its board of directors, through the earlier of a date chosen at the Company’s discretion or December 3, 2025; and that the Company will consider Mr. Wilson for a pro-rated bonus in recognition of a successful transition period.

Item 7.01	Regulation FD Disclosure.

On December 3, 2024, the Company issued a press release announcing Mr. Wilson’s retirement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including statements regarding the executive transition and settlement agreement terms. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: economic conditions generally; supply chain challenges, including labor shortages; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our respective customers’ demands; our ability to successfully integrate and realize anticipated benefits, synergies, cost savings and profit improvement opportunities with respect to acquired companies, including the acquisition of Wincanton; acquisitions may be unsuccessful or result in other risks or developments that adversely affect our financial condition and results; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; litigation; labor matters, including our ability to manage its subcontractors, and risks associated with labor disputes at our customers’ facilities and efforts by labor organizations to organize its employees; risks associated with defined benefit plans for our current and former employees; our ability to attract or retain necessary talent; the increased costs associated with labor; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fluctuations in customer confidence and spending; issues related to our intellectual property rights; governmental regulation, including environmental laws, trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; natural disasters, terrorist attacks or similar incidents; damage to our reputation; a material disruption of our operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; failure in properly handling the inventory of our customers; the impact of potential cyber-attacks and information technology or data security breaches; and the inability to implement technology initiatives or business systems successfully; our ability to achieve Environmental, Social and Governance goals; and a determination by the IRS that the distribution or certain related spin-off transactions should be treated as taxable transactions. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors.

All forward-looking statements set forth in this report are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this report speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated December 3, 2024, issued by GXO Logistics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2024	GXO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
		Name:	Karlis P. Kirsis
		Title:	Chief Legal Officer